Exhibit 99.2

1Q 2014 Stockholder Supplement May 7, 2014

1 This presentation, other written or oral communications and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) that may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow the commercial mortgage business; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; risks associated with the businesses of our subsidiaries, including the investment advisory business of our wholly-owned subsidiary and risks associated with the broker-dealer business of our wholly-owned subsidiary. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Safe Harbor Notice

2 (1)Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, and realized gains (losses) on termination of interest rate swaps (2)Leverage includes repurchase agreements, Convertible Senior Notes and non-recourse securitized debt of consolidated VIE, loan participation and mortgages payable. (3)Total stockholders’ equity divided by total assets. (4)Total stockholders’ equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned. (5)Includes Investment Securities, U.S. Treasury Securities, securities borrowed, commercial real estate debt and preferred equity, corporate debt, reverse repurchase agreements and cash and cash equivalents. (6)Investment Securities include Agency mortgage-backed securities and Agency debentures. (7)Does not include $3.7 million of Real Estate Held-for-Sale at March 31, 2014. (8)Based on GAAP net income, excluding depreciation and amortization expense, utilizing average net equity for the quarter ended March 31, 2014. 1Q14 Financial Overview GAAP net loss of $203.4 million, or $0.23 loss per average common share, resulting in an annualized GAAP loss on average equity of (6.52%) Core earnings(1) of $239.7 million, or $0.23 per average common share, generating an annualized core return on average equity of 7.68% Declared a $0.30 dividend per common share Common stock book value per share of $12.30 End of period total debt to equity of 5.2x(2) End of period capital ratio of 15.2%(3) and net capital ratio of 15.4%(4) Weighted average days to maturity on repurchase agreements of 187 days Annualized yield on average interest-earning assets(5) of 3.21% and annualized interest rate spread of 0.90% during the quarter End of period Investment Securities(6) of $77.8 billion End of period commercial real estate debt and preferred equity of $1.6 billion with a weighted-average yield of 9.13% at quarter end End of period commercial real estate held for investment of $36.6 million(7) with a net equity yield of 11.69%(8) Income Statement Balance Sheet Portfolio Unaudited

3 (1)Includes Agency mortgage-backed securities and Agency debentures. (2)Leverage includes repurchase agreements, Convertible Senior Notes and non-recourse securitized debt of consolidated VIE, loan participation and mortgages payable. Strategy Overview Portfolio Positioning Market Opportunities Liability and Interest Rate Management Unaudited Federal Reserve on track to end QE by year end, but forward guidance regarding lift off on Fed Funds continues to suggest mid to late 2015. During the first quarter of 2014, increased leverage and added $10.5 billion of Investment Securities(1) and disposed of $5.0 billion of Investment Securities resulting in a realized gain of $80.7 million The Commercial team has executed first securitization during 1Q14 and the commercial portfolio now represents 12% of stockholders’ equity, net of securitized debt (15% gross) Expected levered return on equity of 12% to 14% on purchase of Agency mortgage-backed securities (“Agency MBS”) in current market environment Expected unlevered return on equity of 4% to 6% for commercial first mortgages pre-securitization with opportunity to hold subordinated tranches yielding 10%+ post-securitization and 9% to 10% unlevered return on equity through commercial mezzanine investments Although pay-ups on specified pools have appreciated modestly due to greater demand for call protection, pricing remains reasonable. To-be-announced (“TBA”) dollar rolls in production coupons continue to remain attractive as low levels of Agency MBS issuance in 2014 has created a financing advantage for TBAs. Selectively increase leverage (5.2x(2) at end of 1Q14) as opportunities are presented, which will result in a modest decrease in notional amount of interest rate swaps as a percentage of repurchase agreements. Selectively utilize derivatives and short TBA contracts to hedge against spikes in volatility, higher interest rates and Agency MBS spread widening.

Last Four Quarters Financial Performance

Unaudited

Core EPS(1)



$0.50
$0.40
$0.30
$0.20
$0.10
$0.29
$0.28
$0.35
$0.23
2Q13
3Q13
4Q13
1Q14

Annualized Core Return on Equity



16.00%
12.00%
8.00%
4.00%
0.00%
8.24%
8.62%
11.05%
7.68%
2Q13
3Q13
4Q13
1Q14

Annualized Yield on Average Interest-Earning Assets(2)



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.54%
2.88%
3.50%
3.21%
2Q13
3Q13
4Q13
1Q14

Capital Ratio(3)



20.0%
15.0%
10.0%
5.0%
12.9%
13.9%
15.1%
15.2%
2Q13
3Q13
4Q13
1Q14

(1) Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, net loss on extinguishment of the 4% Convertible Senior Notes, impairment losses and loss on previously held equity interest in CreXus Investment Corp.

(2) Includes Investment Securities, U.S. Treasury Securities, securities borrowed, commercial real estate debt and preferred equity, corporate debt, reverse repurchase agreements and cash and cash equivalents. Average interest-earning assets reflects the average amortized cost of our investments during the period.

(3) Total stockholders' equity divided by total assets.

4

Summary Balance Sheet and Applicable Information

Unaudited, numbers in thousands except per share amounts

	For the quarters ended		
	March 31, 2014	December 31, 2013	March 31, 2013
Investment Securities[1]	$77,758,647	$73,358,834	$112,226,950
Commercial real estate investments	1,680,519	1,644,101	-
Corporate debt, held for investment	145,394	117,687	66,539
Total Investment Securities[1] and commercial investment portfolio[2]	$79,584,560	$75,120,622	$112,293,489
Total assets	$82,414,777	$81,922,460	$125,501,856
Repurchase agreements	$64,543,949	$61,781,001	$100,322,942
Convertible Senior Notes	827,486	825,262	824,902
Securitized debt of consolidated VIE	260,700	-	-
Mortgages payable	19,317	19,332	-
Participation sold	13,963	14,065	-
Total debt	$65,665,415	$62,639,660	$101,147,844
Total liabilities	$69,850,065	$69,517,405	$110,195,487
Cumulative redeemable preferred stock	$913,059	$913,059	$913,059
Common equity[3]	11,651,653	11,491,996	14,393,310
Total stockholders' equity	$12,564,712	$12,405,055	$15,306,369
Total debt to total stockholders' equity[4]	5.2x	5.0x	6.6x
Capital ratio[5]	15.2%	15.1%	12.2%
Net capital ratio[6]	15.4%	15.9%	13.0%
Common stock book value per share	$12.30	$12.13	$15.19
Total common stock shares outstanding	947,489	947,433	947,293

(1) Includes Agency mortgage-backed securities and Agency debentures.
(2) Includes commercial real estate debt and preferred equity and corporate debt.
(3) Includes common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(4) Leverage includes repurchase agreements, Convertible Senior Notes and non-recourse securitized debt of consolidated VIE, loan participation and mortgages payable.
(5) Total stockholders' equity divided by total assets.
(6) Total stockholders' equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned.

5

6 Unaudited, dollars in thousands except per share amounts Summary Income Statement and Applicable Information (1)Includes realized gains (losses) on interest rate swaps. (2)Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, and net loss on extinguishment of the 4% Convertible Senior Notes. (3)Average interest earning assets reflects the average amortized cost of our investments during the period. For the quarters ended March 31, December 31, March 31, 2014 2013 2013 Total interest income $655,901 $771,249 $737,217 Total economic interest expense(1) 385,406 379,575 403,066 Economic net interest income(1) $270,495 $391,674 $334,151 GAAP Net income (loss) ($203,351) $1,028,749 $870,278 GAAP Net income (loss) available (related) to common shareholders (221,343) 1,010,757 852,286 GAAP Earnings per common share ($0.23) $1.07 $0.90 Core earnings (loss)(2) $239,744 $350,106 $296,403 Core earnings (loss) available (related) to common shareholders(2) 221,752 332,114 278,411 Core earnings per common share(2) $0.23 $0.35 $0.29 Dividends declared per common share $0.30 $0.30 $0.45 Annualized GAAP return on average equity (6.52%) 32.46% 22.29% Annualized core return on average equity(2) 7.68% 11.05% 7.59% Annualized core return on average equity(2) per unit of leverage 1.47% 2.19% 1.15% Annualized yield on average interest-earning assets (3) 3.21% 3.50% 2.37% Annualized cost of funds on average interest-bearing liabilities 2.31% 2.07% 1.46% Annualized interest rate spread 0.90% 1.43% 0.91% Weighted average three-month constant prepayment rate (CPR) 6% 7% 19%

7 Unaudited, dollars in thousands Components of Economic Net Interest Income (1)Includes commercial real estate debt and preferred equity and corporate debt. (2)Includes realized gains (losses) on interest rate swaps. (3)Interest expense related to the Company’s interest rate swaps is recorded in Realized gains (losses) on interest rate swaps on the Consolidated Statements of Comprehensive Income (Loss). For the quarters ended March 31, December 31, March 31, 2014 2013 2013 Interest income: Investment Securities $614,419 $721,670 $723,750 Commercial investment portfolio(1) 39,486 37,702 1,070 U.S. Treasury securities 1,329 8,125 5,996 Securities loaned 114 2,087 2,612 Reverse repurchase agreements 500 1,587 3,636 Other 53 78 153 Total interest income $655,901 $771,249 $737,217 Economic interest expense(2): Repurchase agreements $103,131 $111,038 $157,064 Realized losses on interest rate swaps(3) 260,435 242,182 225,476 Convertible Senior Notes 18,897 17,788 15,813 U.S. Treasury Securities sold, not yet purchased 1,076 6,684 2,788 Securities borrowed 95 1,718 1,925 Securitized debt of consolidated VIE 1,611 - - Participation sold 161 165 - Total economic interest expense(2) $385,406 $379,575 $403,066 Economic net interest income(2) $270,495 $391,674 $334,151

Change in Annualized Interest Rate Spread

Unaudited



Change from 4Q13 to 1Q14
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.43%
0.14%
(0.23%)
(0.44%)
0.90%
4Q13 Annualized interest rate spread
Coupon on average interest-earning assets
Cost of funds on average interest-bearing liabilities(1)
Net amortization of premiums and accretion of discounts
1Q14 Annualized interest rate spread

Note: Graph shows relative changes in contribution from 4Q13 to 1Q14. For example, coupon on average interest-earning assets increased annualized interest rate spread by 0.14% more in 1Q14 versus 4Q13.
(1) Includes realized gains (losses) on interest rate swaps.

8

Reconciliation to Core Earnings

Unaudited, dollars in thousands

Reconciliation of 1Q14 GAAP Net Income to Core Earnings(1)



$400,000
$300,000
$200,000
$100,000
$0
-$100,000
-$200,000
-$300,000
($203,351)
$348,942
$146,228
$20,793
$6,842
($79,710)
$239,744
GAAP net income
Unrealized (gains) / losses on interest rate swaps
Net (gains) / losses on trading assets
Net unrealized (gains) / losses on IO Agency MBS
Realized (gains) / losses on termination of interest rate swaps
Net (gains) / losses on disposal of investments
Core earnings

(1) Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, and realized gains (losses) on termination of interest rate swaps.

9

Change in Annualized GAAP Return on Average Equity

Unaudited



Change from 4Q13 to 1Q14
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
32.46%
0.52%
(0.37%)
(0.49%)
(2.83%)
(6.92%)
(28.89%)
(6.52%)
4Q13 GAAP ROE
Other(1)
Economic interest expense(2)
Coupon income
Net amortization of premiums and accretion of discounts
Realized / unrealized (gains) / losses on inv. and trading assets
Unrealized (gains) / losses on interest rate swaps
1Q14 GAAP ROE

Note: Graph shows relative changes in contribution from 4Q13 to 1Q14. For example, unrealized gains/losses on interest rate swaps decreased annualized ROE by 28.89% more in 1Q14 versus 4Q13.
(1) Other includes realized gains (losses) on termination of interest rate swaps, investment advisory income, dividend income from affiliates, other income (loss), general and administrative expenses, and income taxes.
(2) Includes realized gains (losses) on interest rate swaps.

10

Change in Annualized Core Return on Average Equity

Unaudited



Change from 4Q13 to 1Q14
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
11.05%
0.33%
(0.37%)
(0.49%)
(2.84%)
7.68%
4Q13 Core ROE
Other(1)
Economic interest expense(2)
Coupon income
Net amortization of premiums and accretion of discounts
1Q14 Core ROE

Note: Graph shows relative changes in contribution from 4Q13 to 1Q14. For example, economic interest expense decreased annualized core ROE by 0.37% more in 1Q14 versus 4Q13.
(1) Other includes investment advisory income, dividend income from affiliates, other income (loss), general and administrative expenses, and income taxes.
(2) Includes realized gains (losses) on interest rate swaps.

11

12 Unaudited, dollars in thousands Agency MBS and Debentures Portfolio Net Premium and Discount Balance and Constant Prepayment Rate $5,361,659 $5,346,879 $4,718,884 $4,600,158 $5,063,692 35.03% 40.31% 36.45% 37.08% 40.30% 19% 17% 13% 7% 6% 0.00%10.00%20.00%30.00%40.00%50.00%60.00%$0$1,000,000$2,000,000$3,000,000$4,000,000$5,000,000$6,000,000$7,000,0001Q132Q133Q134Q131Q14Net premium and discount balanceNet premium and discount balance as % of stockholders' equityWeighted average three-month constant prepayment rate

13 Unaudited Interest Rate and Liability Management (1) Excludes forward starting swaps. Note: Interest rates do not take into consideration outstanding Convertible Senior Notes, securitized debt of consolidated VIE , loan participation or mortgages payable. (1) 198 191 200 204 187 1.85% 1.83% 1.85% 1.94% 1.97% 0.59% 0.64% 0.63% 0.68% 0.65% 1001201401601802002200.25%0.75%1.25%1.75%2.25%2.75%3.25%1Q132Q133Q134Q131Q14Weighted average days to maturity on repurchase agreementsWeighted average net rate on interest rate swapsWeighted average rate on repurchase agreements

Hedges and Liabilities as of March 31, 2014

Unaudited, dollars in thousands

Interest Rate Swaps				
Maturity	Current Notional[1]	Weighted Avg. Pay Rate[2][3]	Weighted Avg. Receive Rate[2][4]	Weighted Avg. Years to Maturity[2]
0 to <3 years	$24,516,550	1.78%	0.17%	1.84
>=3 to <6 years	8,723,500	2.07%	0.19%	4.60
>= 6 to <10 years	17,179,700	2.49%	0.23%	7.83
Greater than 10 years	6,290,000	3.66%	0.18%	21.09
Total / Weighted Avg.	**$56,709,750**	**2.16%**	**0.19%**	**5.31**

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted-Avg. Underlying Pay Rate	Weighted-Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$4,100,000	3.14%	3M LIBOR	10.04	4.70
Short	-	-	-	-	-

Repurchase Agreements		
Maturity	Principal Balance	Weighted Avg. Rate
Within 30 days	$18,373,653	0.32%
30 to 59 days	17,122,926	0.43%
60 to 89 days	3,842,791	0.42%
90 to 119 days	6,941,938	0.55%
Over 120 days[5]	18,262,641	1.26%
Total / Weighted Avg.	**$64,543,949**	**0.65%**

(1) Notional amount includes $3.1 billion in forward starting pay fixed swaps, offset by $1.4 billion in forward starting receive fixed swaps.
(2) Excludes forward starting swaps.
(3) Weighted average fixed rate on forward starting pay fixed swaps was 3.00%.
(4) Weighted average fixed rate on forward starting receive fixed swaps was 1.18%.
(5) Of the total repurchase agreements, approximately 14% have a remaining maturity over one year.

14

Agency MBS and Debentures Overview as of March 31, 2014

Unaudited, dollars in thousands

Agency Fixed-Rate Securities								
Weighted Avg. Years to Maturity	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$7,436,652	11.4%	3.23%	103.7%	103.6%	2.5%	4.3%	$7,701,562
20 years	5,193,943	7.9%	3.55%	105.0%	103.1%	0.2%	4.7%	5,353,720
>=30 years	52,427,318	80.3%	3.89%	106.2%	102.8%	3.4%	5.3%	53,884,634
Callables	265,798	0.4%	2.79%	99.6%	89.7%	0.0%	0.0%	238,512
Total/Weighted Avg.(1)	$65,323,711	100.0%	3.78%	105.8%	102.8%	3.1%	5.2%	$67,178,428

Agency Adjustable-Rate Securities								
Weighted Avg. Months to Reset	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$1,975,168	36.0%	2.66%	100.2%	105.4%	98.9%	10.8%	$2,081,177
25 - 40 months	285,128	5.2%	5.15%	100.6%	106.7%	58.9%	26.4%	303,879
41 - 60 months	94,556	1.7%	5.37%	100.2%	106.6%	80.8%	28.0%	100,594
61 - 90 months	325,725	5.9%	3.85%	103.1%	105.6%	0.0%	17.4%	343,848
>90 months	485,073	8.9%	3.29%	102.2%	103.0%	0.0%	8.1%	499,348
Step-Ups	2,319,950	42.3%	2.26%	99.9%	93.5%	0.0%	0.0%	2,169,747
Total/Weighted Avg.(1)	$5,485,600	100.0%	2.79%	100.4%	100.3%	69.4%	13.0%	$5,498,593

(1) Weighted averages for percentages subject to HARP and three-month CPR exclude Callables and Step-up securities.

15

16 Unaudited, dollars in thousands Agency MBS and Debentures Overview as of March 31, 2014 (cont’d) Agency Fixed-Rate and Floating-Rate Collateralized Mortgage-Backed Obligations Current Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Type Face Value % Coupon Amortized Cost Fair Value HARP 3-Month CPR Fair Value Fixed-Rate $3,915,576 100.0% 3.27% 102.8% 99.1% 3.7% 7.1% $3,881,983 Floating-Rate - - - - - - - - Total/Weighted Avg. $3,915,576 100.0% 3.27% 102.8% 99.1% 3.7% 7.1% $3,881,983 Agency Interest-Only Collateralized Mortgage-Backed Obligations Current Notional Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Type Value % Coupon Amortized Cost Fair Value HARP 3-Month CPR Fair Value Interest-Only $6,121,372 79.0% 3.34% 12.8% 13.9% 3.5% 7.0% $853,353 Inverse Interest-Only 1,629,737 21.0% 6.11% 22.0% 21.2% 0.0% 6.5% 346,290 Total/Weighted Avg. $7,751,109 100.0% 3.92% 14.7% 15.5% 2.8% 6.9% $1,199,643

17 Unaudited Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity (1) NAV includes common stock, additional paid-in capital, accumulated other comprehensive loss, and accumulated deficit. Assumptions: The interest rate sensitivity and spread sensitivity are based on the portfolios as of March 31, 2014 and December 31, 2013 The interest rate sensitivities reflect instantaneous parallel shifts in rates The spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk All tables assume no active management of the portfolio in response to rate or spread changes Interest Rate Sensitivity As of March 31, 2014 As of December 31, 2013 Interest Rate Change (bps) Estimated Change in Portfolio Market Value Estimated Change as a % of NAV(1) Estimated Change in Portfolio Market Value Estimated Change as a % of NAV(1) -75 0.4% 2.4% 1.3% 8.3% -50 0.4% 2.4% 0.9% 5.8% -25 0.2% 1.6% 0.5% 3.1% 25 -0.3% -2.2% -0.5% -3.4% 50 -0.7% -4.7% -1.1% -6.9% 75 -1.1% -7.5% -1.7% -10.6% MBS Spread Sensitivity As of March 31, 2014 As of December 31, 2013 MBS Spread Shock (bps) Estimated Change in Portfolio Market Value Estimated Change as a % of NAV(1) Estimated Change in Portfolio Market Value Estimated Change as a % of NAV(1) -25 1.3% 8.9% 1.5% 9.8% -15 0.8% 5.3% 0.9% 5.8% -5 0.3% 1.8% 0.3% 1.9% 5 -0.3% -1.8% -0.3% -2.0% 15 -0.8% -5.2% -0.9% -5.8% 25 -1.3% -8.7% -1.5% -9.6%

Commercial Real Estate Overview as of March 31, 2014

Unaudited, dollars in thousands

Debt Investment Positions	Number of Loans	Book Values ($000's) [1]	% of Portfolio	Yield [2]	Weighted Avg LTV [2] [3]	Weighted Avg Maturity (years) [2] [4]
Financeable Debt Investments	2	77,490	5%	3.76%	69%	4.67
Securitized Investments	10	399,541	24%	5.76%	73%	3.80
Balance Sheet Debt Investments:						
Senior Debt Investments	3	260,777	16%	9.45%	70%	1.29
B Note Debt Investments	1	16,050	1%	5.00%	63%	0.78
Mezzanine Loan Investments	33	642,111	39%	11.11%	75%	4.52
Preferred Equity Investments	5	249,173	15%	11.03%	92%	6.33
Balance Sheet Debt Investment Subtotal:	**42**	**1,168,111**	**71%**	**10.64%**	**77%**	**4.13**
Total	**54**	**1,645,142**	**100%**	**9.13%**	**76%**	**4.08**

Equity Positions	Number of Properties	Book Value ($000's)	% of Portfolio	Yield [2]
Real Estate Held for Investment (5)	3	36,569	100%	11.69%
Total	**3**	**36,569**	**100%**	**11.69%**

(1) Book values exclude net origination fees.
(2) Total weighted based on book value.
(3) Based on most recent third party appraisal, which may be prior to loan origination/purchase date.
(4) Maturity dates assume all of the borrowers' extension options are exercised.
(5) Yield based on GAAP net income, excluding depreciation and amortization expense, utilizing trailing twelve month operating results and net equity at March 31, 2014.

18

Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Portfolio-Related Data:					
Investment Securities[1]	$77,758,647	$73,358,834	$83,031,687	$95,793,791	$112,226,950
Commercial real estate investments	$1,680,519	$1,644,101	$1,287,606	$1,005,560	-
Corporate debt	$145,394	$117,687	$75,988	$61,682	$66,539
Total Investment Securities[1] and commercial investment portfolio[2]	$79,584,560	$75,120,622	$84,395,281	$96,861,033	$112,293,489
Total assets	$82,414,777	$81,922,460	$93,433,157	$102,468,584	$125,501,856
Agency mortgage-backed securities and debentures:					
% Fixed-rate	93%	91%	91%	92%	92%
% Adjustable-rate	7%	9%	9%	8%	8%
Weighted-average three-month constant prepayment rate (CPR)	6%	7%	13%	17%	19%
Net premium and discount balance in Agency MBS and debentures portfolio	$5,063,692	$4,600,158	$4,718,884	$5,346,879	$5,361,659
Net premium and discount balance as % of stockholder's equity	40.30%	37.08%	36.45%	40.31%	35.03%

(1) Includes Agency mortgage-backed securities and Agency debentures.
(2) Includes commercial real estate debt and preferred equity and corporate debt.

19

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Liabilities, Capital and Hedging Data:					
Repurchase agreements	$64,543,949	$61,781,001	$69,211,309	$81,397,335	$100,322,942
Convertible Senior Notes	$827,486	$825,262	$824,512	$824,229	$824,902
Securitized debt of consolidated VIE	$260,700	-	-	-	-
Mortgages payable	$19,317	$19,332	$19,346	$19,361	-
Participation sold	$13,963	$14,065	$14,164	$14,324	-
Total debt	$65,665,415	$62,639,660	$70,069,331	$82,255,249	$101,147,844
Total liabilities	$69,850,065	$69,517,405	$80,487,433	$89,205,280	$110,195,487
Cumulative redeemable preferred stock	$913,059	$913,059	$913,059	$913,059	$913,059
Common equity(1)	$11,651,653	$11,491,996	$12,032,665	$12,350,245	$14,393,310
Total stockholders' equity	$12,564,712	$12,405,055	$12,945,724	$13,263,304	$15,306,369
Weighted average days to maturity of repurchase agreements	187	204	200	191	198
Weighted average rate on repurchase agreements	0.65%	0.68%	0.63%	0.64%	0.59%
Total debt to total stockholders' equity(2)	5.2x	5.0x	5.4x	6.2x	6.6x
Capital ratio(3)	15.2%	15.1%	13.9%	12.9%	12.2%
Net capital ratio(4)	15.4%	15.9%	14.8%	13.3%	13.0%
Common stock book value per share	$12.30	$12.13	$12.70	$13.03	$15.19
Total common stock shares outstanding	947,489	947,433	947,305	947,483	947,293
Interest rate swaps:					
Notional amount of interest rate swaps(5) and swaptions as a % of repurchase agreements	94%	92%	85%	63%	48%
Weighted average pay rate on interest rate swaps(6)(7)	2.16%	2.14%	2.06%	2.05%	2.08%
Weighted average receive rate on interest rate swaps(6)(8)	0.19%	0.20%	0.21%	0.22%	0.23%
Weighted average net rate on interest rate swaps	1.97%	1.94%	1.85%	1.83%	1.85%

(1) Includes common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Leverage includes repurchase agreements, Convertible Senior Notes and non-recourse securitized debt of consolidated VIE, loan participation and mortgages payable.
(3) Total stockholders' equity divided by total assets.
(4) Total stockholders' equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned.
(5) Notional amount includes $3.1 billion in forward starting pay fixed swaps, offset by $1.4 billion in forward starting receive fixed swaps, as of March 31, 2014.
(6) Excludes forward starting swaps.
(7) Weighted average fixed rate on forward starting pay fixed swaps was 3.00% as of March 31, 2014.
(8) Weighted average fixed rate on forward starting receive fixed swaps was 1.18% as of March 31, 2014.

20

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Performance-Related Data:					
Total interest income	$655,901	$771,249	$697,160	$712,936	$737,217
Total economic interest expense(1)	$385,406	$379,575	$373,385	$376,982	$403,066
Economic net interest income(1)	$270,495	$391,674	$323,775	$335,954	$334,151
GAAP Net income (loss)	($203,351)	$1,028,749	$192,458	$1,638,213	$870,278
GAAP Net income (loss) available (related) to common shareholders	($221,343)	$1,010,757	$174,466	$1,620,221	$852,286
GAAP Earnings per common share	($0.23)	$1.07	$0.18	$1.71	$0.90
Core earnings(2)	$239,744	$350,106	$282,292	$294,158	$296,403
Core earnings available to common shareholders(2)	$221,752	$332,114	$264,300	$276,166	$278,411
Core earnings per common share(2)	$0.23	$0.35	$0.28	$0.29	$0.29
Dividends declared per common share	$0.30	$0.30	$0.35	$0.40	$0.45
Total common and preferred dividends declared	$302,239	$302,222	$349,549	$396,888	$444,165
Annualized GAAP return on average equity	(6.52%)	32.46%	5.87%	45.87%	22.29%
Annualized core return on average equity(2)	7.68%	11.05%	8.62%	8.24%	7.59%
Annualized core return on average equity(2) per unit of leverage	1.47%	2.19%	1.59%	1.33%	1.15%
Annualized interest rate spread during the quarter:					
Annualized yield on average interest-earning assets (3)	3.21%	3.50%	2.88%	2.54%	2.37%
Annualized cost of funds on average interest-bearing liabilities	2.31%	2.07%	1.81%	1.53%	1.46%
Annualized interest rate spread	0.90%	1.43%	1.07%	1.01%	0.91%

(1) Includes realized gains (losses) on interest rate swaps.
(2) Core earnings excludes net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, net loss on extinguishment of the 4% Convertible Senior Notes, impairment of goodwill and loss on previously held equity interest in CreXus Investment Corp.
(3) Average interest earning assets reflects the average amortized cost of our investments during the period.

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